Major Categories of Interest and Similar Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Interest and Other Income [Line Items]
Fixed-maturity securities	$ 30,189	$ 27,699	$ 29,131
Trading securities	16	24	24
Policy loans	22	18	17
Other invested assets, includes cash and cash equivalents	165	24	7
Total	30,392	27,765	29,179
Less: Investment expenses	834	378	320
Total interest and similar income, net	$ 29,558	$ 27,387	$ 28,859